Exhibit 10.38

EXECUTION COPY

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This Assignment shall be effective as of the 1st day of December, 2014.

WHEREAS, Hunt Utility Services, LLC (formerly known as InfraREIT Capital Partners, LLC), a Delaware limited liability company, having an address of 1807 Ross Avenue, 4th Floor, Dallas, Texas 75201 (hereafter “Assignor”), is the owner of all rights, title and interest in and to the “InfraREIT” name, the domain name “infrareitinc.com” and the domain names identified on Exhibit A hereto, together with the goodwill of the business symbolized thereby and associated therewith (hereinafter the “Intellectual Property”), and has not abandoned the Intellectual Property; and

WHEREAS, InfraREIT Partners, LP, a Delaware limited partnership, having an address of 1807 Ross Avenue, 4th Floor, Dallas, Texas 75201 (hereafter “Assignee”), desires to acquire all right, title and interest in and to the Intellectual Property, including, but not limited to, the related registrations and pending applications therefor, together with the goodwill of the business symbolized by the Intellectual Property throughout the world.

NOW THEREFORE, in consideration of the premises, promises and mutual covenants recited herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties agree as follows:

1. Assignor does hereby irrevocably set over, transfer, grant, convey and assign to Assignee, its successors and assigns, without reservation of any rights, title or interest, all of Assignor’s rights, title and interest in and to the Intellectual Property, whether arising out of common law or otherwise, together with the goodwill of the business symbolized by the Intellectual Property, the same to be held and enjoyed by Assignee, for its own use and enjoyment, and for the use and enjoyment of its successors, assigns, subsidiaries or other legal representatives, including InfraREIT, Inc., a Maryland corporation (the “REIT”), as the same would have been held and enjoyed by Assignor if this Assignment had not been made, including, but not limited to, all common-law rights of Assignor in and/or to the Intellectual Property, and Assignor’s right to sue, recover and collect for any and all claims, demands and/or causes for action, both at law and in equity, that Assignor may have on account of any infringement, claim of unfair competition, likelihood of confusion or dilution of the Intellectual Property, or any other claim or cause of action related to the Intellectual Property prior to and following the effective date of this Assignment.

2. Notwithstanding anything to the contrary herein, the term “Intellectual Property” does not include any rights related to the globe logo, the use of which will be governed by the license set forth in the Management Agreement between Assignee, Assignor and the REIT dated on or around the date hereof.

3. This Assignment shall be binding upon the parties, their successors and assigns and shall not be modified except in a writing signed by each party.

4. This Assignment is made under and shall be governed and interpreted in accordance with the laws of the State of Texas, without regard to that state’s choice of law principals, as if it were a contract wholly made and performed within the State of Texas. The Parties agree that proper venue for any and all action concerning breach of or enforcement of this Assignment shall be either in federal or state court in Dallas, Texas.

5. This Assignment supersedes any prior agreement or understanding between the parties relating to the subject matter hereof. No waiver of any term or condition of this Assignment or of any breach of this Assignment shall be effective unless in writing and signed by the party charged with waiver, and shall not be deemed a waiver of any other term, condition, or breach of this Assignment, or of the same term, condition, or breach effected at any other time. If any provision of this Assignment shall be determined to be invalid or unenforceable, the remainder of this Assignment shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives, having full power and authority to do so, which shall be effective as of the date first written above.

HUNT UTILITY SERVICES, LLC

By:	/s/ David A. Campbell
Name: David A. Campbell
Title: President

INFRAREIT PARTNERS, LP,

By: InfraREIT, L.L.C., its general partner

By:	/s/ David A. Campbell
Name: David A. Campbell
Title: President

Signature Page to Intellectual Property Assignment Agreement

EXHIBIT A

INFRAREITCAPITAL.COM

INFRAREITCAPITAL.INFO

INFRAREITCAPITAL.NET

INFRAREITCAPITAL.ORG

INFRAREITCP.COM

INFRAREITINC.COM

INFRAREITINC.INFO

INFRAREITINC.NET

INFRAREITINC.ORG

INFRAREITPARTNERS.COM

INFRAREITPARTNERS.INFO

INFRAREITPARTNERS.NET

INFRAREITPARTNERS.ORG

INFRAREITPARTNERSLP.COM

INFRAREITPARTNERSLP.INFO

INFRAREITPARTNERSLP.NET

INFRAREITPARTNERSLP.ORG

INFRA-REIT.COM

ENERGYINFRASTRUCTUREALLIANCE.COM

ENERGYIAA.COM

ELECTRICINFRASTRUCTUREALLIANCE.COM

ELECTRICIAA.COM

EIAAREIT.COM